                                                                   EXHIBIT 99.1

             FILED
     IN THE OFFICE OF THE
   SECRETARY OF STATE OF THE
        STATE OF NEVADA

          SEP 26 1995
          No. 4575-86
        /s/ DEAN HELLER
DEAN HELLER, SECRETARY OF STATE



                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION

                                       OF

                             VISTA PROPERTIES, INC.

                 Vista Properties, Inc., a corporation organized and existing under the laws of the State of Nevada, hereby certifies as follows:

                 1. These Amended and Restated Articles of Incorporation were duly adopted by Vista Properties, Inc. pursuant to the Plan of Reorganization (the "Reorganization Plan") filed by it in proceedings under chapter 11 of the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq., confirmed by the United States Bankruptcy Court for the District of Delaware, and in accordance with the provisions of NRS 78.622 of Chapter 78 of the Nevada Revised Statutes.

                 2. The name of the corporation is Vista Properties, Inc. (the "Corporation"), and the name under which the Corporation was originally incorporated was L&N Real Estate Group, Inc. The date of filing of the original Articles of Incorporation of the Corporation with the Secretary of State of the State of Nevada was July 1, 1986.

                 3. These Amended and Restated Articles of Incorporation amend, restate and integrate the provisions of the Articles of Incorporation of the Corporation as hereby and heretofore amended or supplemented.

                 4. The Amended and Restated Articles of Incorporation of the Corporation, as amended and restated hereby, shall, upon filing with the Secretary of State of the State of Nevada, read in their entirety as follows:

                 FIRST:  The name of the Corporation is Vista Properties, Inc.

                 SECOND: The address of the registered office of the Corporation in the State of Nevada is One East First Street, Reno, Washoe County, Nevada 89501. The name and address of the registered agent of the Corporation is The Corporation Trust Company of Nevada, One East First Street, Reno, Washoe County, Nevada 89501.

                 THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada as set forth in Chapter 78 of the Nevada Revised Statutes (the "NRS").

                 FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 220,000 shares consisting of (i) 200,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"), (ii) 10,000 shares of Class A

Common Stock, par value $.01 per share ("Class A Common Stock"), and (iii) 10,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock"). The Class A Common Stock and Class B Common Stock are hereinafter collectively referred to as the "Common Stock."

                 The powers, preferences and rights of each class of capital stock, and the qualifications, limitations and restrictions thereof, are as follows:

                 A.       Preferred Stock.

                 Shares of Preferred Stock may be issued in such series as may from time to time be determined by the Board of Directors. Prior to the issuance of a series, the Board of Directors by resolution shall designate the series to distinguish it from any other classes or series of capital stock of the Corporation, shall specify the number of shares to be included in the series and shall fix the powers, preferences and relative, participating, optional or other special rights of the series, and the qualifications, limitations or restrictions thereof. Without limiting the generality of the foregoing, any such resolution of the Board of Directors may set forth the following characteristics of the series:

                 1. the designation of, and the number of shares of Preferred Stock which shall constitute, the series, which number may be increased (except as otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

                 2. the rate or rates and the date or dates at which (or the method of determination thereof), and the terms and conditions upon which, dividends, if any, on shares of the series shall be paid, the nature of any preferences or the relative rights of priority of such dividends to the dividends payable on any other class or classes of capital stock of the Corporation or on any series of Preferred Stock of the Corporation, and whether such dividends shall be cumulative;

                 3. whether shares of the series shall be convertible into or exchangeable for shares of capital stock or other securities or property of the Corporation or of any other corporation or entity, and, if so, the terms and conditions of such conversion or exchange, including any provisions for the adjustment of the conversion or exchange rate upon the occurrence of such events as the Board of Directors shall determine;

                 4. whether shares of the series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount and type of consideration payable upon redemption, which amount may vary under different conditions and at different redemption dates;

                 5. whether shares of the series shall have a sinking fund or redemption or purchase account for the redemption or purchase of shares of the series, and if so, the terms, conditions and amount of such sinking fund or redemption or purchase account;

                 6. the rights of the holders of shares of the series upon voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of the Corporation;

                 7. whether shares of the series shall have voting rights in addition to the voting rights provided by law, which may include
         (a) the right to more or less than one vote per share on any or all matters submitted to a vote of the stockholders of the Corporation and
         (b) the right to vote, as a series by itself or together with any other series of Preferred Stock or together with all series of Preferred Stock as a class or with the Common Stock as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix (including, but not limited to, the right, voting as a series by itself or together with any other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of the Corporation in the event there shall have been a default in the payment of dividends on any series of Preferred Stock or under such other circumstances and upon such other conditions as the Board of Directors may determine);

                 8. whether shares of the series shall be subject to restrictions on transferability, which may include a prohibition against the transfer of any such shares or any interest therein except in tandem with the shares of another class or series of capital stock, including shares of Common Stock; and

                 9. any other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof.

Subject to the express terms of any series of Preferred Stock outstanding at any time, the vote or consent of the holders of Preferred Stock of any series shall not be required for the issuance of any other series of Preferred Stock, regardless of whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, on a parity with or junior to the powers, preferences and rights of such outstanding series.

                 B.       Common Stock.

                 1. Dividends. Subject to the rights, if any, of the holders of Preferred Stock with respect to the payment of dividends and the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts for the benefit of such holders and subject to any other conditions that may be fixed in accordance with the provisions of paragraph A of this Article FOURTH, then, but not otherwise, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors on the Common Stock out of assets which are legally available therefor. Any such dividends shall be distributed among the holders of the Common Stock pro rata in accordance with the number of shares of such stock held by each such holder.

                 2. Liquidation. In the event of any voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and liabilities of the Corporation and after distribution to the holders of Preferred Stock of the amounts fixed in accordance with the provisions of paragraph A of this Article FOURTH, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of
         whatever kind available for distribution to stockholders.   Any such
         distribution shall be made among the holders of Common Stock pro rata in accordance with the number of shares of such stock held by each such holder.

                 3. Voting. Except as may otherwise be required by law or the provisions of any resolution or resolutions adopted by the Board of Directors pursuant to paragraph A of this Article FOURTH, each holder of Common Stock shall have one vote for each share of Common Stock held by such holder on each matter submitted to a vote of the stockholders. Except as otherwise provided under applicable law, holders of the Class A Common Stock and holders of the Class B Common Stock shall vote together as a single class in the election of directors and each other matter submitted to a vote of the stockholders of the Corporation. Cumulative voting of shares of Common Stock shall not be permitted.

                 4.       Restrictions on Transfer of Class A Common Stock.

                 (a) Prohibited Transfers. For a period of 18 months from and after the date upon which shares of Class A Common Stock are first issued pursuant to the Reorganization Plan, no holder of shares of Class A Common Stock shall Transfer any such shares or any interest therein to any Person; provided, however, that the provisions of this paragraph (a) shall not be construed to prohibit a Transfer of shares of Class A Common Stock to a Person to whom shares of Class A Common Stock were issued pursuant to the Second Amended and Restated Securities Purchase Agreement, dated as of December 18, 1994, among the Corporation, Vista Mortgage & Realty, Inc., Braewood Development Corp., Panoramic Land, Inc. and Centex International, Inc., as amended by Amendment No. 1 to Second Amended and Restated Securities Purchase Agreement, dated as of July 14, 1995, and Amendment No. 2 to Second Amended and Restated Securities Purchase Agreement, dated as of September 15, 1995, or the Reorganization Plan.

                 (b) Transfers of Tandem Shares. A share of Class A Common Stock constitutes a part of a unit (each, a "Unit") consisting of one share of Class A Common Stock and one share of Series A Preferred Stock. Shares of Class A Common Stock and Series A

         Preferred Stock included in the same Unit ("Tandem Shares") shall be evidenced by separate certificates issued by the Corporation, each of which shall bear a serial designation identifying the Unit or Units of which such shares are a part. No holder of shares of Class A Common Stock shall Transfer any such shares or any interest therein to any Person unless all Tandem Shares included in the Unit or Units of which such shares are a part are Transferred to such Person in a single transaction or a series of contemporaneous transactions.

                 (c) Effect of Purported Transfers. Any attempted or purported Transfer of shares of Class A Common Stock in violation of subparagraphs (a) or (b) above shall not be effective to Transfer ownership of such shares to the purported Transferee thereof, who shall not be entitled to any rights as a stockholder of the Corporation with respect to the shares purported to be Transferred (including, but not limited to, the right to vote such shares or to receive dividends with respect thereto). All rights with respect to any shares attempted or purported to be Transferred in violation of the aforementioned provisions shall remain the property of the Person who initially attempted or purported to Transfer such shares in violation thereof. Upon a determination by the Board of Directors that there has been or is threatened an attempted or purported Transfer of shares in violation of the aforementioned provisions, the Board of Directors may take such action as it deems advisable to give effect to the provisions of this paragraph B.4. of Article FOURTH, including, but not limited to, refusing to give effect on the books of the Corporation to such attempted or purported Transfer or instituting legal proceedings to enjoin or rescind the same.

                 (d) Legend. All certificates evidencing shares of Class A Common Stock shall bear a conspicuous legend referencing the restrictions set forth in this paragraph B.4. of Article FOURTH.

                 (e)      Certain Definitions.     As used in this paragraph
         B.4. of Article FOURTH, the terms set forth below shall have the following respective meanings:

                          "Person" means any individual, corporation, estate, trust, association, company, partnership, joint venture or other entity or organization.

                          "Series A Preferred Stock" has the meaning set forth in the Certificate of Designation, Preferences and Rights of Preferred Stock by Resolution of the Board of Directors Providing For Issues of Preferred Stock Designated "Series A Preferred Stock" and "Series B Preferred Stock," to be filed by the Corporation with the Secretary of State of the State of Nevada on the 26th day of September, 1995.

                          "Transfer" means, with respect to shares of Class A Common Stock, any sale, transfer, assignment, disposition or other means of conveying legal or beneficial ownership of such shares, whether direct or indirect and whether voluntary or involuntary, and the terms "Transferred," "Transferable," "Transferor" and "Transferee" have correlative meanings.

                 FIFTH:

                 A. General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the Bylaws of the Corporation. In furtherance and not in limitation of the powers conferred upon the Board of Directors by the NRS and these Amended and Restated Articles of Incorporation, the Board of Directors is hereby expressly empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the NRS, these Amended and Restated Articles of Incorporation and any bylaws adopted by the stockholders of the Corporation; provided, however, that no bylaws adopted by the stockholders of the Corporation shall invalidate any prior act of the Board of Directors that would have been valid if such bylaws had not been adopted.

                 B. Number of Directors. The number of directors that shall constitute the entire Board of Directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the Bylaws of the Corporation; provided, however, that (i) the number of directors shall in no event be less than three nor more than fifteen and (ii) no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

                 C. Manner of Election. Election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

                 D. Names and Addresses of Directors. The names and mailing addresses of the persons who are to serve as directors of the Corporation until the next annual meeting of the stockholders of the Corporation or until their successors be duly elected and qualified are set forth below.

                          Name                         Mailing Address
                          ----                         ---------------
                 J. Stephen Bilheimer              c/o Centex International, Inc.
                                                   3333 Lee Parkway
                                                   Dallas, Texas 75219

                 David W. Quinn                    c/o Centex International, Inc.
                                                   3333 Lee Parkway
                                                   Dallas, Texas 75219

                 Raymond G. Smerge                 c/o Centex International, Inc.
                                                   3333 Lee Parkway
                                                   Dallas, Texas 75219


                 SIXTH:

                 A. Limitation of Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Nevada law.

                 B.       Indemnification.

                 1. Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Nevada law. The right to indemnification conferred in this Article SIXTH shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by Nevada law. The right to indemnification conferred in this Article SIXTH shall be a contract right.

                 2. The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Nevada law.

                 C. Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expenses, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under Nevada law.

                 D. Non-Exclusivity. The rights and authority conferred in this Article SIXTH shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

                 E. Amendment or Repeal. For a period of three (3) years from and after the date of filing of these Amended and Restated Articles of Incorporation, the Corporation shall not amend this Article SIXTH in such a manner as to adversely affect any person benefitted hereby with respect to any acts of such person committed prior to such date.

                 SEVENTH: No stockholder of the Corporation shall by reason of his or her holding shares of any class or series of its capital stock have any preemptive or preferential right to purchase or subscribe for or otherwise acquire or receive any shares of any class or series of capital stock issued by the Corporation, whether now or hereafter authorized, or any shares of any class or series of capital stock of the Corporation now or hereafter acquired by the Corporation as treasury stock and subsequently reissued or sold or otherwise disposed of, or any notes, debentures, bonds or other securities convertible into, or any warrants, rights or options exercisable for, any shares of any class or series of capital stock of the Corporation, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities or warrants, rights or options would adversely affect the dividend, voting or any other rights of such stockholder.

                 EIGHTH: No nonvoting equity securities of the Corporation may be issued; provided that this provision, included in these Amended and Restated Articles of Incorporation in compliance with Section 1123 of the United States Bankruptcy Code, 11 U.S.C. Section 1123, shall have no force and effect except to the extent required by such Section so long as such Section is in effect and applicable to the Corporation.

                 NINTH: The Corporation reserves the right to amend, alter, change, rescind or repeal any provision contained in these Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

                 TENTH: The names and mailing addresses, as of the date incorporation, of the incorporators of the Corporation are set forth below.

                 Name                                       Mailing Address
                 ----                                       ---------------
                 M.S. Green                        1601 Elm Street, Dallas, TX  75201
                 D. Sweeney                        1601 Elm Street, Dallas, TX  75201
                 J.L. Greg                         1601 Elm Street, Dallas, TX  75201

                 IN WITNESS WHEREOF, the undersigned does make and file these Amended and Restated Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 22nd day of September, 1995.



                                        /s/ RAYMOND GARFIELD, JR.
                                        --------------------------------
                                        Raymond Garfield, Jr.
                                        President

Attest:


/s/ F. CHARLES EMERY II
------------------------------
F. Charles Emery II
Secretary


STATE OF TEXAS            Section
                          Section
COUNTY OF DALLAS          Section


                 This instrument was acknowledged before me on the 22nd day of September, 1995, by Raymond Garfield, Jr., President, and F. Charles Emery II, Secretary, of Vista Properties, Inc., a Nevada corporation, on behalf of said Vista Properties, Inc.

                                        /s/ SHERRY L AYCOCK
                                        --------------------------------
                                        Notary Public, State of Texas

My Commission Expires:
                                                 SHERRY L AYCOCK
           6/30/96                        Notary Public, State of Texas
-----------------------------            My Commission Expires 06-30-1996

               THIS FORM SHOULD ACCOMPANY AMENDED AND/OR RESTATED
               ARTICLES OF INCORPORATION FOR A NEVADA CORPORATION

                                                              FILED
                                                       IN THE OFFICE OF THE
                                                    SECRETARY OF STATE OF THE
                                                         STATE OF NEVADA

                                                           SEP 26 1995
                                                           No. 4575-86
                                                         /s/ DEAN HELLER
                                                 DEAN HELLER, SECRETARY OF STATE


1.    Name of corporation:   Vista Properties, Inc.
                           ----------------------------------------------------

2.    Date of adoption of Amended and/or Restated Articles: September 19, 1995
                                                            -------------------

3.    If the articles were amended, please indicate what changes have been made:

              -----------------------------------------------------------------

      (a) Was there a name change: Yes [ ] No [x]. If yes, what is the new name?

              -----------------------------------------------------------------
      (b)     Did you change your resident agent:   Yes [ ]  No [x]. If yes,
              please indicate new address.

              -----------------------------------------------------------------
      (c) Did you change the purposes? Yes [x] No [ ]. Did you add Banking? [ ], Gaming? [ ], Insurance? [ ], None of these? [x].

              -----------------------------------------------------------------
      (d)     Did you change the capital stock?   Yes [x]  No [ ].  If yes,
              what is the new capital stock?   10,000 shares of Class A
              Common Stock, par value $.01 per share; 10,000 shares of Class
              B Common Stock, par value $.01 per share; 200,000 shares of Preferred Stock, par value $.01 per share.
              -----------------------------------------------------------------

      (e)     Did you change the directors?   Yes [x]  No [ ].  If yes,
              indicate the change: Number of directors shall be not less than three nor more than fifteen. Initial directors will be
              David W. Quinn, Raymond G. Smerge and J. Stephen Bilheimer.
              -----------------------------------------------------------------

      (f)     Did you add the directors liability provision?   Yes [ ]  No [x].

      (g)     Did you change the period of existence?   Yes [ ]  No [x].  If
              yes, what is the new existence?

              -----------------------------------------------------------------
      (h) If none of the above apply, and you have amended or modified the articles, how did you change your articles?

              -----------------------------------------------------------------

              -----------------------------------------------------------------


                                           /s/ LAURA YOUNG, Assistant Secretary
                                           ------------------------------------
                                                  Name and Title of Officer


                                                      September 20, 1995
                                           ------------------------------------
                                                              Date

STATE OF TEXAS            )
                          )       SS.
COUNTY OF DALLAS          )

         On September 20, 1995, personally appeared before me, a Notary Public, Laura J. Young, who acknowledged that she executed the above document.

                                                   /s/ SHERRY L. AYCOCK
                                           ------------------------------------
                                                        Notary Public

[STAMP/SEAL]
                                                      SHERRY L. AYCOCK
                                               Notary Public, State of Texas
                                              My Commission Expires 06-30-1996